Exhibit 10.39

EXECUTION VERSION

SUPPLEMENT NO. 1 TO THE PLEDGE AND SECURITY AGREEMENT

SUPPLEMENT NO. 1, dated as of November 25, 2015 (this “Supplement”), to the Pledge and Security Agreement dated as of November 25, 2015 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Security Agreement”), among the Borrower, each Guarantor from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity and any successor in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity and any successor in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.            Reference is made to (i) the Credit and Guaranty Agreement dated as of November 25, 2015, (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, certain subsidiaries of the Borrower party thereto as Guarantors from time to time, the Lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent and (ii) the Credit Agreement Joinder dated as of November 25, 2015 entered into by Kremers Urban Pharmaceuticals Inc., an Indiana corporation (the “New Subsidiary”),  as required by Section 5.11 of the Credit Agreement.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.

C.            The Credit Parties have entered into the Security Agreement in order to induce the Lenders to make extensions of credit under the Credit Agreement.  Section 5.16 of the Security Agreement provides that additional subsidiaries may become Guarantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The New Subsidiary is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Security Agreement in order to induce the Lenders to make extensions of credit (if available under the Credit Agreement) and as consideration for extensions of credit previously made under the Credit Agreement.

Accordingly, the Administrative Agent, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 5.16 of the Security Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Security Agreement and agrees to be bound by all terms, covenants and conditions thereunder with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms, covenants and provisions of the Security Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that (i) with respect to representations and warranties made by it under the Security Agreement that are not qualified by materiality, such representations and warranties are true and correct in all material respects, and (ii) with respect to the representations and warranties made by it under the Security Agreement that are qualified by materiality, such representations and warranties are true and correct in all respects, in each case, on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations when due (whether at stated maturity, by acceleration or otherwise), does hereby create, grant and pledge to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary and expressly assumes all obligations and liabilities of a Guarantor under the Security Agreement.  Each reference to a “Guarantor” or “Credit Party” in the Security Agreement shall be deemed to include the New Subsidiary.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3.  This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  Delivery of an executed counterpart to this Agreement by facsimile or any other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually signed original. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Agents have executed a counterpart hereof.

SECTION 4.  The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true, correct and complete schedule of all the Pledged Collateral of the New Subsidiary as of the date hereof, (b) set forth on Schedule II attached hereto is a true, correct and complete schedule of all of the material issued Patents, registered Trademarks and registered Copyrights owned by the New Subsidiary as of the date hereof, (c) set forth on Schedule III attached hereto is a true, correct and complete schedule of all Commercial Tort Claims of the New Subsidiary individually in excess of $5,000,000 as of the date hereof, (d) set forth on Schedule IV attached hereto, is the true, correct and complete legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office , (e) except as set forth in Schedule V, all Accounts of the New Subsidiary have been originated by the New Subsidiary and all Inventory has been produced or acquired by the New Subsidiary in the ordinary course of business, and (f) set forth on Schedule VI attached hereto is a true, correct and complete schedule of all Letter of Credit Rights of the New Subsidiary relating to Letters of Credit with a face amount in excess of $5,000,000 as of the date hereof.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7.  In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Security Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel for the Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Agents have duly executed this Supplement to the Security Agreement as of the day and year first above written.

KREMERS URBAN PHARMACEUTICALS INC.

By:	/s/ Marsha Keefe
	Name:	Marsha Keefe
	Title:	Assistant Secretary

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Nehal Abdel Hakim
	Name:	Nehal Abdel Hakim
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By:	/s/ Nehal Abdel Hakim
	Name:	Nehal Abdel Hakim
	Title:	Authorized Signatory

Execution Copy

Schedule I

PLEDGED EQUITY SECURITIES

Name of Issuer	Owner	Number and Class of Pledged Equity Security	Number of Issuer Certificate (if applicable)	Percentage of Equity Interests
Kremers Urban Pharmaceuticals Inc.	Lannett Company, Inc.	1 share of common stock	3	100%

PLEDGED DEBT SECURITIES

None.

Schedule II

INTELLECTUAL PROPERTY

PATENTS

Patents

TITLE	Patent No.	Issue Date
Novel composition containing an acid-labile benzimidazole and process for its preparation	US 6159499	12/12/2000
Composition comprising a benzimidazole and process for its manufacture	US 8968776	03/03/2015
Composition containing an acid-labile omeprazole and process for its preparation	US 6207198	03/27/2001
Pharmaceutical composition containing an acid-labile omeprazole and process for its preparation	US 6248355	06/19/2001

Patent Applications

TITLE	App. No.	Filing Date
Minitab feeder	US 13/810,596	01/16/2013
Statin Compositions	US 12/041,976	03/04/2008
Pharmaceutical compositions comprising niacin and process for their preparation	US 13/756,588	02/01/2013
Composition comprising a benzimidazole and process for its manufacture	US 14/633,766	02/27/2015

TRADEMARKS

Trademark Registrations

TRADEMARK	Appl. No.	Filing Date	Reg. No.	Reg. Date
GLYCOLAX	78229257	03/24/2003	2903907	11/16/2004
MONOKET	73642900	02/04/1987	1453886	08/25/1987

COPYRIGHTS

None.

Schedule III

COMMERCIAL TORT CLAIMS

None.

Schedule IV

LEGAL NAME, JURISDICTION OF FORMATION AND ADDRESS

Name:

Kremers Urban Pharmaceuticals Inc.

Jurisdiction of Formation:

State of Indiana

Location of Chief Executive Office:

902 Carnegie Center, Suite 360

Princeton, New Jersey 08540

Schedule V

MATTERS RELATING TO ACCOUNTS
AND INVENTORY

None.

Schedule VI

LETTER OF CREDIT RIGHTS

None.